Goodness Growth Holdings Announces First Quarter 2022 Results

– First quarter GAAP revenue of $15.6 million increased 18.2% compared to 2021 –

– Excluding discontinued operations, first quarter revenue increased 34.5% YoY –

MINNEAPOLIS – May 11, 2022 – Goodness Growth Holdings, Inc. ("Goodness Growth" or the "Company") (CSE: GDNS; OTCQX: GDNSF), a physician-led, science-focused cannabis company and IP incubator, today reported financial results for its first quarter ended March 31, 2022. All currency figures referenced in this press release reflect U.S. dollar amounts.

“Our first quarter results reflected continued growth across all of our markets besides Arizona, where we have been working through the loss of biomass related to weather impacts we’ve discussed previously,” said Chairman and Chief Executive Officer, Kyle Kingsley, M.D. “The recent launch of flower sales in Minnesota’s medical market is going exceptionally well for our Green Goods retail stores in the state, and we also expect the recent transition to adult-use sales in New Mexico to contribute to stronger sales growth throughout the remainder of this year. Our business will continue to benefit from these recent regulatory transitions in our markets, and we also believe it’s possible that adult-use sales could begin in New York sometime during the second half of 2022.”

Kingsley continued, “First quarter results were also impacted by an inventory adjustment in Arizona and impairments of long-lived assets in Arizona and Maryland. Given our pending transaction to be acquired by Verano Holdings Corp. and our license overlaps in these two markets, we’ve revised our operating plans in these states. We recently wound down operations at the outdoor farm in Amado, Arizona, and will no longer be pursuing the phase two expansion plan we have discussed previously at our cultivation facility in Massey, Maryland. We are continuing to focus on our expansion projects in New York, and expect the pending transaction to be acquired by Verano will close sometime during the fourth quarter.”

Summary of Key Financial Metrics

	Three Months Ended
US $in millions	March 31,
	2022	2021	Variance
GAAP Revenue	$15.6	$13.2	18.2%
Revenue (excl. OH and AZ dispensary)	$15.6	$11.6	34.5%
GAAP Gross Profit	$2.5	$5.6	-55.4%
Gross Profit Margin	15.9%	42.6%	-2,670 bps
SG&A Expenses	$9.3	$8.0	16.3%
SG&A Expenses (% of Sales)	59.6%	60.6%	-100 bps
Adjusted EBITDA (non-GAAP)	$(2.6)	$(1.8)	NM
Adjusted EBITDA Margin (non-GAAP)	(16.7)%	(13.5)%	-320 bps

First Quarter 2022 Financial Summary

Total revenue in the first quarter was $15.6 million, an increase of 18.2 percent as compared to Q1 2021. Excluding contributions from Ohio and Arizona retail, total revenue increased 34.5 percent and reflected growth in each of the Company’s other markets. Retail revenue excluding Arizona increased 40.3 percent to $12.4 million in Q1 2022. Wholesale revenue, excluding Ohio increased by 17.3 percent to $3.2 million, reflecting strong growth in Maryland, New York, and Minnesota, partially offset by a decline in the Arizona market.

Gross profit was $2.5 million, or 15.9 percent of revenue, as compared to gross profit of $5.6 million or 42.6 percent of revenue in Q1 last year. The decline in gross profit margin was driven primarily by an increase in inventory valuation adjustments of $3.4 million related to write downs of Arizona inventory to net realizable value as compared to the prior-year quarter. Excluding inventory valuation adjustments, gross margins were relatively flat.

Total operating expenses in the first quarter were $10.2 million, a reduction of $0.2 million as compared to $10.4 million in the first quarter of 2021. The decline in total expenses was attributable to a decrease in stock-based compensation of approximately $1.4 million, partially offset by an increase in general and administrative expenses of $1.2 million which was driven by professional fees related to the pending Verano transaction, and increased salaries.

Total other expenses were $8.5 million during Q1 2022, compared to other expense of $0.5 million in Q1 2021. The variance in other expenses was primarily attributable to a loss on impairment of long-lived assets of $5.3 million driven by write-offs in Maryland and Arizona, and increased interest expense related to the Company’s credit facility.

EBITDA, as described in accompanying non-GAAP reconciliation, was a loss of $10.7 million during Q1 2022, compared to a loss of $3.5 million in Q1 2021. Adjusted EBITDA was a loss of $2.6 million in Q1 2022, as compared to a loss of $1.8 million in Q1 2021. Please refer to the Supplemental Information and Reconciliation of Non-GAAP Financial Measures at the end of this press release for additional information.

Net loss in Q1 2022 was $14.6 million, as compared a loss of $6.9 million in Q1 2021. The variance compared to the prior year was driven by the write-down of Arizona inventory to realizable value, the impairment of long-lived assets and increased interest expenses.

Other Events

On February 1, 2022, the Company announced that it has entered into a definitive arrangement agreement with Verano Holdings Corp. pursuant to which Verano will acquire all of the issued and outstanding shares of the Company in an all-share transaction valued at the time of announcement of approximately US $413 million on a fully-diluted basis. Under the terms of the Arrangement Agreement, each holder of Goodness Growth subordinate voting shares will receive 0.22652 of a Verano Class A subordinate voting share for each Goodness Growth subordinate voting share held and each holder of Goodness multiple voting shares and Goodness Growth super voting shares will receive 22.652 Verano Shares for each Goodness Growth multiple voting share and Goodness Growth super voting share held, respectively. The transaction is subject to the approval of shareholders; the approvals of the Supreme Court of British Columbia; receipt of U.S. regulatory approvals and New York State regulatory requirements; and other customary conditions of closing.

On March 1, 2022, the Company began the sale of smokeable cannabis flower in Minnesota’s medical cannabis program. At launch, the Company had six strains of flower available at all eight of its Green Goods™ dispensaries in Minnesota, and today it is producing approximately 25 strains of cannabis for patients. Select strains of the Company’s smokeable cannabis flower are also available for purchase at all other registered medical cannabis dispensaries in the state to help ensure that all Minnesotans have access to cannabis flower.

On April 1, 2022, the Company began adult-use sales in New Mexico. The Company’s cultivation facility in the state is now producing approximately 30 strains of cannabis for patients and customers, and its four Green Goods™ dispensaries in Albuquerque, Gallup, Las Cruces, and Santa Fe are now selling both medical and adult-use products including whole flower, vapes, pre-rolls, beverages and extracts.

Balance Sheet and Liquidity

As of March 31, 2022, the Company had 128,111,328 equity shares issued and outstanding on an as-converted basis, and 159,693,031 shares outstanding on an as-converted, fully diluted basis.

As of March 31, 2022, total current assets were $38.8 million, including cash on hand of $8.6 million. Total current liabilities were $20.5 million.

About Goodness Growth Holdings, Inc.

Goodness Growth Holdings, Inc., is a physician-led, science-focused holding company whose mission is to bring the power of plants to the world. The Company’s operations consist primarily of its multi-state cannabis company subsidiary, Vireo Health, and its science and intellectual property incubator, Resurgent Biosciences. The Company manufactures proprietary, branded cannabis products in environmentally friendly facilities and state-of-the-art cultivation sites, and distributes its products through its growing network of Green Goods® and other retail locations and third-party dispensaries. Its team of more than 500 employees are focused on the development of differentiated products, driving scientific innovation of plant-based medicines and developing meaningful intellectual property. Today, the Company is licensed to grow, process, and/or distribute cannabis in seven markets and operates 18 dispensaries across the United States. For more information about Goodness Growth Holdings, please visit www.goodnessgrowth.com.

Additional Information

Additional information relating to the Company’s first quarter 2022 results will be available on EDGAR and SEDAR on May 12, 2022. Goodness Growth refers to certain non-GAAP financial measures such as Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and adjusted EBITDA (defined as earnings before interest, taxes, depreciation, and amortization, less certain non-cash equity compensation expense, one-time transactions, and other non-recurring non-cash items. These measures do not have any standardized meaning and may not be comparable to similar measures presented by other issuers. Please see the Supplemental Information and Reconciliation of Non-GAAP Financial Measures at the end of this news release for more detailed information regarding non-GAAP financial measures.

Contact Information

Investor Inquiries:

Sam Gibbons

Vice President, Investor Relations

samgibbons@goodnessgrowth.com

(612) 314-8995

Media Inquiries:

Amanda Hutcheson

Corporate Communications

amandahutcheson@goodnessgrowth.com
(919) 815-1476

Forward-Looking Statement Disclosure

This press release contains "forward-looking information" within the meaning of applicable United States and Canadian securities legislation. To the extent any forward-looking information in this press release constitutes “financial outlooks” within the meaning of applicable United States or Canadian securities laws, such information is being provided as preliminary financial results and the reader is cautioned that this information may not be appropriate for any other purpose and the reader should not place undue reliance on such financial outlooks. Forward-looking information contained in this press release may be identified by the use of words such as “should,” “may,” “continue,” “expect,” “outlook,” “will,” “believe,” “subject to,” “plans,” and “pending,” or variations of such words and phrases. These statements should not be read as guarantees of future performance or results. Forward-looking information includes both known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the Company or its subsidiaries to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements or information contained in this press release. Financial outlooks, as with forward-looking information generally, are, without limitation, based on the assumptions and subject to various risks as set out herein and in our Annual Report on Form 10-K filed with the Securities Exchange Commission. Our actual financial position and results of operations may differ materially from management’s current expectations and, as a result, our revenue, adjusted EBITDA, and cash on hand may differ materially from the values provided in this press release. Forward-looking information is based upon a number of estimates and assumptions of management, believed but not certain to be reasonable, in light of management's experience and perception of trends, current conditions, and expected developments, as well as other factors relevant in the circumstances, including assumptions in respect of current and future market conditions, the current and future regulatory environment, and the availability of licenses, approvals and permits.

Although the Company believes that the expectations and assumptions on which such forward-looking information is based are reasonable, undue reliance should not be placed on the forward-looking information because the Company can give no assurance that they will prove to be correct. Actual results and developments may differ materially from those contemplated by these statements. Forward-looking information is subject to a variety of risks and uncertainties that could cause actual events or results to differ materially from those projected in the forward-looking information. Such risks and uncertainties include, but are not limited to, risks related to the timing of adult-use legislation in markets where the Company currently operates; current and future market conditions, including the market price of the subordinate voting shares of the Company; risks related to the COVID-19 pandemic; federal, state, local, and foreign government laws, rules, and regulations, including federal and state laws in the United States relating to cannabis operations in the United States and any changes to such laws; operational, regulatory and other risks; execution of business strategy; management of growth; difficulty to forecast; conflicts of interest; risks inherent in an agricultural business; liquidity and additional financing; the timing of adult-use sales in New York; the Company’s ability to meet the demand for flower in Minnesota; risk of delay in consummation of or failure to consummate the transaction with Verano; and risk factors set out in the Company's Annual Report on Form 10-K for the year ended December 31, 2021, which is available on EDGAR with the U.S. Securities and Exchange Commission and filed with the Canadian securities regulators and available under the Company's profile on SEDAR at www.sedar.com.

The statements in this press release are made as of the date of this release. Forward-looking statements in this press release, other than the statements regarding the proposed arrangement with Verano, do not assume the consummation of such proposed arrangement unless specifically stated otherwise. Except as required by law, we undertake no obligation to update any forward-looking statements or forward-looking information to reflect events or circumstances after the date of such statements.

Supplemental Information

The financial information reported in this news release is based on unaudited financial statements for the fiscal quarters ended March 31, 2022 and March 31, 2021. All financial information contained in this news release is qualified in its entirety with reference to such financial statements. To the extent that the financial information contained in this news release is inconsistent with the information contained in the Company’s audited financial statements, the financial information contained in this news release shall be deemed to be modified or superseded by the Company’s audited financial statements. The making of a modifying or superseding statement shall not be deemed an admission for any purposes that the modified or superseded statement, when made, constituted a misrepresentation for purposes of applicable securities laws.

GOODNESS GROWTH HOLDINGS, INC.

CONSOLIDATED BALANCE SHEETS AS OF MARCH 31, 2022 AND DECEMBER 31, 2021

(Amounts Expressed in United States Dollars, Unaudited and Condensed)

	March 31,	December 31,
	2022	2021
Assets
Current assets:
Cash	$8,601,217	$15,155,279
Accounts receivable, net of allowance for doubtful accounts of $482,038 and $572,080, respectively	6,267,347	4,502,469
Inventory	18,259,329	20,422,061
Prepayments and other current assets	3,437,124	1,560,113
Assets Held for Sale	2,185,523	—
Total current assets	38,750,540	41,639,922
Property and equipment, net	93,307,000	99,488,559
Operating lease, right-of-use asset	8,187,410	8,510,499
Notes receivable, long-term	3,750,000	3,750,000
Intangible assets, net	9,943,746	10,184,289
Goodwill	183,836	183,836
Deposits	1,994,890	1,718,206
Deferred tax assets	4,610,000	1,495,000
Total assets	$160,727,422	$166,970,311
Liabilities
Current liabilities
Accounts Payable and Accrued liabilities	$17,685,524	$14,805,473
Right of use liability	1,702,825	1,600,931
Liabilities held for sale	1,129,249	—
Total current liabilities	20,517,598	16,406,404
Right-of-use liability	79,917,552	80,228,097
Long-Term debt	31,210,645	27,329,907
Total liabilities	$131,645,795	$123,964,408

Stockholders’ equity
Subordinate Voting Shares ($- par value, unlimited shares authorized; 84,111,628 shares issued and outstanding)	—	—
Multiple Voting Shares ($- par value, unlimited shares authorized; 374,586 shares issued and outstanding)	—	—
Super Voting Shares ($- par value; unlimited shares authorized; 65,411 shares issued and outstanding, respectively)	—	—
Additional Paid in Capital	179,071,928	178,429,422
Accumulated deficit	(149,990,301)	(135,423,519)
Total stockholders' equity	$29,081,627	$43,005,903
Total liabilities and stockholders' equity	$160,727,422	$166,970,311

GOODNESS GROWTH HOLDINGS, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

THREE MONTHS ENDED MARCH 31, 2022 AND 2021

(Amounts Expressed in United States Dollars, Unaudited and Condensed)

	Three Months Ended
	March 31,
	2022	2021
Revenue	$15,638,572	$13,189,889
Cost of sales
Product costs	9,682,977	7,506,048
Inventory valuation adjustments	3,466,917	68,000
Gross profit	2,488,678	5,615,841
Operating expenses:
Selling, general and administrative	9,277,969	8,035,991
Stock-based compensation expenses	642,506	2,046,618
Depreciation	156,096	171,562
Amortization	172,267	206,443
Total operating expenses	10,248,838	10,460,614

Loss from operations	(7,760,160)	(4,844,773)

Other income (expense):
Impairment of long-lived assets	(5,313,176)	—
Gain on disposal of assets	168,359	437,107
Interest expenses, net	(4,601,799)	(1,026,146)
Other income (expenses)	1,199,994	56,668
Other income (expenses), net	(8,546,622)	(532,371)

Loss before income taxes	(16,306,782)	(5,377,144)

Current income tax expenses	(1,375,000)	(1,735,000)
Deferred income tax recoveries	3,115,000	235,000
Net income (loss) and comprehensive income (loss)	(14,566,782)	(6,877,144)
Net income (loss) per share - basic and diluted	$(0.11)	$(0.06)
Weighted average shares used in computation of net income (loss) per share - basic & diluted	128,111,328	116,103,635

GOODNESS GROWTH HOLDINGS, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

THREE MONTHS ENDED MARCH 31, 2022 AND 2021

(Amounts Expressed in United States Dollars, Unaudited and Condensed)

	March 31,
	2022	2021
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(14,566,782)	$(6,877,144)
Adjustments to reconcile net loss to net cash used in operating activities:
Inventory valuation adjustments	3,466,917	68,000
Depreciation	156,096	171,562
Depreciation capitalized into inventory	700,193	508,358
Non-cash operating lease expense	274,067	286,296
Amortization of intangible assets	172,267	206,443
Stock-based payments	642,506	2,046,618
Interest Expense	996,157	—
Impairment of long-lived assets	5,313,176	—
Deferred income tax	(3,115,000)	(235,000)
Accretion	1,384,812	91,507
Gain on disposal of OMS	—	(437,107)
Gain on disposal of royalty asset	(168,359)	—
Change in operating assets and liabilities:
Accounts Receivable	(1,764,878)	(52,521)
Prepaid expenses	(1,877,011)	(886,714)
Inventory	(1,255,162)	(1,875,784)
Accounts payable and accrued liabilities	2,880,051	1,885,815
Change in assets and liabilities held for sale	—	124,843
Net cash used in operating activities	$(6,760,950)	$(4,974,828)

CASH FLOWS FROM INVESTING ACTIVITIES:
PP&E Additions	$(2,173,430)	$(4,922,251)
Proceeds from sale of royalty asset	236,635	—
Acquisition of MJ Distributing	—	(1,592,500)
Proceeds from sale of OMS net of cash	—	1,150,000
Deposits	(276,684)	(1,595)
Net cash provided by (used in) investing activities	$(2,213,479)	$(5,366,346)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from long-term debt, net of issuance costs	$2,884,581	$23,162,526
Proceeds from option exercises	—	966,156
Lease principal payments	(464,214)	(332,137)
Net cash provided by financing activities	$2,420,367	$23,796,545

Net change in cash and restricted cash	$(6,554,062)	$13,455,371

Cash and restricted cash, beginning of period	$15,155,279	$27,105,680

Cash and restricted cash, end of period	$8,601,217	$40,561,051

Reconciliation of Non-GAAP Financial Measures

EBITDA and Adjusted EBITDA are non-GAAP measures and do not have standardized definitions under GAAP. The following information provides reconciliations of the supplemental non-GAAP financial measures, presented herein to the most directly comparable financial measures calculated and presented in accordance with GAAP. The Company has provided the non-GAAP financial measures, which are not calculated or presented in accordance with GAAP, as supplemental information and in addition to the financial measures that are calculated and presented in accordance with GAAP. These supplemental non- GAAP financial measures are presented because management has evaluated the financial results both including and excluding the adjusted items and believe that the supplemental non-GAAP financial measures presented provide additional perspective and insights when analyzing the core operating performance of the business. These supplemental non-GAAP financial measures should not be considered superior to, as a substitute for or as an alternative to, and should be considered in conjunction with, the GAAP financial measures presented.

Reconciliation of Net Loss to EBITDA and Adjusted EBITDA

	Three Months Ended
	March 31,
	2022	2021
Net income (loss)	$(14,566,782)	$(6,877,144)
Interest expense, net	4,601,799	1,026,146
Income taxes	(1,740,000)	1,500,000
Depreciation & Amortization	328,363	378,005
Depreciation included in cost of goods sold	700,193	508,359
EBITDA (non-GAAP)	$(10,676,427)	$(3,464,634)
Inventory adjustment	3,466,917	68,000
Loss on impairment of long-lived assets	5,313,176	—
Stock-based compensation	642,506	2,046,618
Other income	(1,190,619)	—
Gain on disposal of assets	(168,359)	(437,107)
Adjusted EBITDA (non-GAAP)	$(2,612,806)	$(1,787,123)